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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                      April 14, 2000 (April 6, 2000)


                            MERITOR AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13093                 38-3354643
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)           Identification No.)


2135 West Maple Road, Troy, Michigan                  48084-7186
(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code:  (248) 435-1000


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Item 5.  Other Events.

         Meritor Automotive, Inc., a Delaware corporation ("Meritor"), Mu Sub, Inc., an Indiana corporation and a wholly-owned subsidiary of Meritor ("Newco"), and Arvin Industries, Inc., an Indiana corporation ("Arvin"), have entered into an Agreement and Plan of Reorganization dated as of April 6, 2000 (the "Merger Agreement"). The Merger Agreement provides for, among other things: (a) the merger of Meritor with and into Newco (the "First Step Merger"), to be immediately followed by (b) the merger of Arvin with and into Newco (the "Second Step Merger", and with the First Step Merger, the "Merger"). The name of the combined company will be ArvinMeritor, Inc., and its headquarters will be in the State of Michigan. Larry D. Yost, Chairman of the Board and Chief Executive Officer of Meritor, will be the Chairman of the Board and Chief Executive Officer of the combined company. V. William Hunt, Chairman of the Board, President and Chief Executive Officer of Arvin, will be the combined company's Vice Chairman and President. The board of directors of the combined company will consist of nine members from the current Meritor board and nine members from the current Arvin board, plus one new independent director agreed upon by the parties. The Merger is expected to be (1) accounted for under the "purchase" method of accounting and (2) a "reorganization" under the Internal Revenue Code of 1986, as amended.

         At the effective time of the First Step Merger, each share of common stock, par value $1 per share, of Meritor ("Meritor Common Stock") outstanding immediately prior to the effective time of the First Step Merger will be converted into the right to receive 0.75 shares of common stock, par value $1 per share, of Newco ("Newco Common Stock"). At the effective time of the Second Step Merger, each share of common stock, par value $2.50 per share, of Arvin ("Arvin Common Stock") outstanding immediately prior to the effective time of the Second Step Merger will be converted into the right to receive one share of Newco Common Stock, plus $2.00 in cash.

         Consummation of the Merger is subject to a number of conditions, including (a) the approval of the Merger Agreement by the stockholders entitled to vote thereon of each of Meritor and Arvin, (b) receipt of all requisite governmental approvals and (c) certain other customary conditions. Each of the parties has also agreed to pay a fee of $20 million (the "Termination Fee") to the other party in the event that the Merger Agreement is terminated under certain circumstances.



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         In connection with the Merger Agreement, Meritor and Arvin have also entered into cross stock option agreements, each dated as of April 6, 2000. Pursuant to the Arvin Industries, Inc. Stock Option Agreement, Arvin granted to Meritor an irrevocable option to purchase under circumstances in which the Termination Fee is payable by Arvin, up to 5,103,420 shares of Arvin Common Stock at a price, subject to certain adjustments, of $24.1875 per share. Pursuant to the Meritor Automotive, Inc. Stock Option Agreement, Meritor granted to Arvin an irrevocable option to purchase under circumstances in which the Termination Fee is payable by Meritor, up to 12,397,833 shares of Meritor Common Stock at a price, subject to certain adjustments, of $15.6875 per share. Each of the options, if exercised by the grantee thereof, is intended to provide the grantee 19.9% of the total number of shares of the grantor outstanding as of April 6, 2000. Under certain circumstances, the grantor under each Stock Option Agreement may be required to repurchase the option or the shares acquired by the grantee pursuant to the exercise thereof.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to (i) the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference,
(ii) the Arvin Industries, Inc. Stock Option Agreement, a copy of which is filed herewith as Exhibit 2.2 and is incorporated herein by reference, and (iii) the Meritor Automotive, Inc. Stock Option Agreement, a copy of which is filed herewith as Exhibit 2.3 and is incorporated herein by reference.

         On April 6, 2000, Meritor and Arvin issued a joint press release (the "Press Release") regarding the Merger, a copy of which is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

         The Press Release contains "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those detailed from time to time in Meritor's and Arvin's Securities and Exchange Commission filings. Such risks and uncertainties also include: materially adverse changes in economic conditions in the markets in which the companies operate; costs related to the merger; substantial delay in the expected closing of the merger; and the risk that Meritor's and Arvin's businesses will not be integrated successfully.


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         Meritor and Arvin plan to file a joint proxy statement/prospectus and other relevant documents concerning the Merger with the Securities and Exchange Commission (the "Commission"). We urge investors and securityholders to read the joint proxy statement/prospectus and any other relevant documents to be filed with Commission because they will contain important information. Investors and securityholders will be able to obtain free copies of these documents at the Commission's website at www.sec.gov. In addition, documents filed with the Commission by Meritor will be available free of charge from Meritor at Meritor's website at www.meritorauto.com or by contacting Bonnie Wilkinson, Meritor Automotive, Inc., 2135 W. Maple Road, Troy, Mich. 48084; telephone (248) 435-0762. Documents filed with the Commission by Arvin will be available free of charge from Arvin at Arvin's website at www.arvin.com or by contacting Ronald R. Snyder, Arvin Industries, Inc., One Noblitt Plaza, Columbus, Ind. 47202; telephone (812) 379-3982.

         Meritor, Arvin and their respective officers and directors may be deemed to be participants in the solicitation of proxies from their shareholders with respect to the transactions contemplated by the Merger Agreement. Information concerning the participants in the solicitation will be set forth in the joint proxy statement/prospectus when it is filed with the Commission.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits.

             2.1 Agreement and Plan of Reorganization dated as of April 6, 2000 between Meritor Automotive, Inc., Mu Sub, Inc. and Arvin Industries, Inc.

             2.2 Arvin Industries, Inc. Stock Option Agreement dated as of April 6, 2000 between Arvin Industries, Inc. and
                   Meritor Automotive, Inc.

             2.3 Meritor Automotive, Inc. Stock Option Agreement dated as of April 6, 2000 between Meritor Automotive, Inc. and Arvin Industries, Inc.

             99.1 Joint Press Release dated April 6, 2000 announcing the execution of the Agreement and Plan of Reorganization





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  MERITOR AUTOMOTIVE, INC.
                                                        (Registrant)
                                                  By /s/ Vernon G. Baker, II
                                                     ------------------------
                                                     Vernon G. Baker, II
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Secretary

Dated:  April 14, 2000






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EXHIBIT INDEX

2.1 Agreement and Plan of Reorganization dated as of April 6, 2000 between Meritor Automotive, Inc., Mu Sub, Inc. and Arvin Industries, Inc.

2.2 Arvin Industries, Inc. Stock Option Agreement dated as of April 6, 2000 between Arvin Industries, Inc. and Meritor Automotive, Inc.

2.3 Meritor Automotive, Inc. Stock Option Agreement dated as of April 6, 2000 between Meritor Automotive, Inc. and Arvin Industries, Inc.


99.1 Joint Press Release dated April 6, 2000 announcing the execution of the Agreement and Plan of Reorganization